Condensed Interim Consolidated Statement of Operations - USD ($)	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
REVENUE
Revenue	$ 62,266,387	$ 50,471,524
OPERATING EXPENSES
Commissions and voyage expenses	27,250,124	19,522,819
Vessel operating expenses	16,838,288	17,267,459
Depreciation	8,230,492	8,661,475
Amortization of deferred drydock expenditure	1,138,763	832,644
General and administrative expenses
Corporate	3,583,173	2,936,449
Commercial and chartering	1,056,621	809,993
Total operating expenses	58,097,461	50,030,839
Profit from operations	4,168,926	440,685
Interest expense and finance costs	(6,957,660)	(5,701,991)
Interest income	238,338	114,765
Loss on sale of vessel	(6,569,763)	0
Loss before taxes	(9,120,159)	(5,146,541)
Income tax	(33,620)	(26,080)
Net loss	$ (9,153,779)	$ (5,172,621)
Net loss per share, basic and diluted	$ (0.28)	$ (0.16)
Weighted average number of shares outstanding, basic and diluted	33,097,831	32,445,415